Exhibit 10.1

SIXTH AMENDMENT AND MODIFICATION AGREEMENT

THIS SIXTH AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this “Sixth Amendment”) is made this 28th day of March, 2012, by and among

MAIDENFORM, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as the “Borrower”),

AND

MAIDENFORM BRANDS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Holdings”),

AND

MAIDENFORM INTERNATIONAL, LTD., a corporation duly organized, validly existing and in good standing under the laws of the State of New York having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “International”),

AND

MF RETAIL, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Retail”),

AND

ELIZABETH NEEDLE CRAFT, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Elizabeth Needle Craft”),

AND

NICHOLAS NEEDLECRAFT, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Nicholas Needlecraft”),

AND

CRESCENT INDUSTRIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Crescent”),

AND

MAIDENFORM (INDONESIA) LIMITED, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Indonesia”),

AND

MAIDENFORM (BANGLADESH) LIMITED, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 485 U.S. Highway 1 South, Iselin, New Jersey 08830 (hereinafter referred to as “Bangladesh”, and hereinafter Holdings, International, Retail, Elizabeth Needle Craft, Nicholas Needlecraft, Crescent, Indonesia, and Bangladesh shall be collectively referred to as the “Guarantors”),

AND

BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as a Lender, the letter of credit issuer and the swing line lender (hereinafter referred to as “Bank of America”),

AND

CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC, a financial institution having an office located at 1000 place Jean-Paul-Riopelle, Montreal, Quebec H2Z 2B3, in its capacity as a Lender (hereinafter referred to as “CDP”),

AND

WELLS FARGO BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 120 Mountain View Road, Basking Ridge, New Jersey 07920, in its capacity as a Lender (hereinafter referred to as “Wells Fargo”, and hereinafter Bank of America, CDP, and Wells Fargo shall be collectively referred to as the “Lenders”),

AND

BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Credit Agreement dated June 15, 2007, executed by and among the Borrower, Holdings, Bank of America and CDP, as lenders (hereinafter collectively referred to as the “Original Lenders”), and the Administrative Agent (hereinafter, as said Credit Agreement has been previously amended and modified, referred to as the “Credit Agreement”), Bank of America and CDP made available to the Borrower (i) a term loan facility in the original aggregate principal amount of $100,000,000.00 (hereinafter, as said term loan has been previously amended and modified, referred to as the “Term Loan Facility”) and (ii) a revolving credit loan facility in the maximum aggregate principal amount of up to $50,000,000.00 (hereinafter, as said revolving credit loan facility has been previously amended and modified, referred to as the “Revolving Credit Loan Facility”, and hereinafter the Term Loan Facility and the Revolving Credit Loan Facility shall be collectively referred to as the “Loan Facilities”); and

WHEREAS, Bank of America’s “Revolving Loan Commitment” (as such term is defined in the Credit Agreement) under the Revolving Credit Loan Facility is evidenced by that certain Revolving Note dated June 15, 2007, executed by the Borrower, as maker, in favor of Bank of America, as payee, in the maximum principal amount of up to $25,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #1”); and

WHEREAS, CDP’s “Revolving Loan Commitment” (as such term is defined in the Credit Agreement) under the Revolving Credit Loan Facility is evidenced by that certain Revolving Note dated June 15, 2007, executed by the Borrower, as maker, in favor of CDP, as payee, in the maximum principal amount of up to $25,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #2”); and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Guaranty dated as of June 15, 2007 executed by Holdings, International, Retail, Elizabeth Needle Craft, Nicholas Needlecraft, Crescent, Indonesia, Maidenform Online, Inc., a Delaware corporation (hereinafter referred to as “Online”), and NCC Industries, Inc., a New York corporation (hereinafter referred to as “NCC Industries”, and hereinafter Holdings, International, Retail, Elizabeth Needle Craft, Nicholas Needlecraft, Crescent, Indonesia, Online, and NCC Industries shall be collectively referred to as the “Original Guarantors”), on a joint and several basis, in favor of the Administrative Agent (hereinafter, as said Guaranty has been previously amended and modified, referred to as the “Guaranty”), the Original Guarantors guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Original Lenders under the Credit Agreement and the other “Loan Documents” (as such term is defined in the Credit Agreement); and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Security Agreement dated as of June 15, 2007 executed by the Original Guarantors in favor of the Administrative Agent and the Lenders (hereinafter, as said Security Agreement has been previously amended and modified, referred to as the “Security Agreement”), the Original Guarantors granted to the Administrative Agent a security interest in and to certain “Collateral” (as such term is defined in the Security Agreement) as collateral security for their respective obligations under the Guaranty; and

WHEREAS, on (i) September 27, 2007, NCC Industries was merged with and into the Borrower, with the Borrower being the surviving entity and (ii) April 28, 2010, Online was merged with and into the Borrower, with the Borrower being the surviving entity; and

WHEREAS, in connection with the execution and delivery of this Sixth Amendment, CDP has executed and delivered (i) to Bank of America that certain Assignment and Assumption Agreement dated of even date herewith (hereinafter referred to as the “BOA Assignment”), pursuant to which CDP has sold, assigned, transferred and set over to Bank of America a portion of its Revolving Loan Commitment in the principal amount of $5,000,000.00 and (ii) to Wells Fargo that certain Assignment and Assumption Agreement dated of even date herewith (hereinafter referred to as the “Wells Fargo Assignment”), pursuant to which CDP has sold, assigned, transferred and set over to Wells Fargo the remaining portion of its Revolving Loan Commitment in the principal amount of $20,000,000.00; and

WHEREAS, Bank of America’s Revolving Loan Commitment under the Revolving Credit Loan Facility, after giving effect to the BOA Assignment, is evidenced by that certain First Substitute Revolving Note #1 dated of even date herewith, executed by the Borrower, as maker, in favor of Bank of America, as payee, in the maximum principal amount of up to $30,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #1”), which Revolving Credit Loan Note #1 replaces the Original Revolving Credit Loan Note #1 in its entirety; and

WHEREAS, Wells Fargo’s Revolving Loan Commitment under the Revolving Credit Loan Facility, as a result of the Wells Fargo Assignment, is evidenced by that certain First Substitute Revolving Note #2 dated of even date herewith, executed by the Borrower, as maker, in favor of Wells Fargo, as payee, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Revolving Credit Loan Note #2”, and hereinafter the Revolving Credit Loan Note #1 and the Revolving Credit Loan Note #2 shall be collectively referred to as the “Revolving Credit Loan Notes”), which Revolving Credit Loan Note #2 replaces the Original Revolving Credit Loan Note #2 in its entirety; and

WHEREAS, in connection with the execution and delivery of this Sixth Amendment, Bangladesh has executed and delivered (i) that certain Counterpart for Additional Guarantor dated of even date herewith (hereinafter referred to as the “Guaranty Counterpart”), pursuant to which Bangladesh has joined with the other Original Guarantors (hereinafter Bangladesh and the Original Guarantors shall be collectively referred to as the “Guarantors”) as a party to the Guaranty, and (ii) that certain Counterpart for Additional Grantor dated of even date herewith (hereinafter referred to as the “Security Agreement Counterpart”), pursuant to which Bangladesh has joined with the other Original Guarantors as a party to the Security Agreement; and

WHEREAS, the parties hereto have agreed to further amend and modify the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents for the purposes more fully set forth and described herein; and

WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby promise, covenant, and agree as follows:

1.        Accuracy of Recitals. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that all of the recitals contained in this Sixth Amendment are true, correct and accurate.

2.        Amounts Outstanding. As of March 28, 2012, there was outstanding under (i) the Revolving Credit Loan Facility, the principal sum of $-0- in Revolving Loans, and Letters of Credit as set forth and described on Schedule “A” attached hereto and made a part hereof, and (ii) the Term Loan Facility, the principal sum of $69,050,000.00, in each case together with unpaid accrued interest and fees, without offset, defense, or counterclaim, all of which are hereby expressly waived by the Borrower and the Guarantors.

3.        Credit Agreement. The Credit Agreement is hereby further amended and modified as follows:

(i)        Section 1.1 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Revolving Loan Commitment Termination Date” and inserting the following new definition of “Revolving Loan Commitment Termination Date” in its place and stead:

““Revolving Loan Commitment Termination Date” means June 15, 2014.”

(ii)        Section 1.1 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Total Debt” and inserting the following new definition of “Consolidated Total Debt” in its place and stead:

““Consolidated Total Debt” means:

(i)	only for the purposes of calculating the Consolidated Leverage Ratio when used in determining the LIBOR Margin and the Base Rate Margin for Term Loans, without duplication, as at any date of determination, the sum of (a) the aggregate stated balance sheet amount of all Indebtedness of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus (b) the Commercial Letter of Credit Usage plus (c) the excess of Standby Letter of Credit Usage over $4,000,000.00, minus (d) without duplication, the fair market value of unrestricted and unencumbered cash, Cash Equivalents and marketable securities of Holdings and its Subsidiaries as shown on said balance sheet; and

(ii)	for all other purposes, without duplication, as at any date of determination, the sum of (a) the aggregate stated balance sheet amount of all Indebtedness of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus (b) the Commercial Letter of Credit Usage plus (c) the Standby Letter of Credit Usage.”

(iii)        Section 1.1 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Obligations” and inserting the following new definition of “Obligations” in its place and stead:

““Obligations” means (i) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, any Lender Swap Agreement, or otherwise with respect to any Loan, Letter of Credit, or Lender Swap Agreement, including, without limitation, all principal, interest, reimbursements for amounts drawn under Letters of Credit, fees, costs, expenses, and indemnification amounts, (ii) for (a) all purposes under any of the Collateral Documents, (b) the purposes of the definitions of “Collateral”, “Collateral Documents”, and “Permitted Encumbrances” hereunder, and (c) the purposes of Sections 2.4D, 7.1(i), 10.2, 10.4, and 10.11 hereunder, all obligations arising under Secured Cash Management Agreements, and (iii) all costs and expenses incurred in connection with enforcement and collection of any of the foregoing, including, without limitation, the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.”

(iv)        The following new definitions are hereby added to Section 1.1 of the Credit Agreement:

“Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services, including, without limitation, foreign exchange, supply chain finance and discounting of trade payables, and other cash management services.

“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (i) at the time it enters into a Cash Management Agreement with a Loan Party, is a Lender or an Affiliate of a Lender, or (ii) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered to the Administrative Agent written notice of said Cash Management Bank’s entry into a Cash Management Agreement prior to such date of determination.

“L/C Expiration Date” means the day that is 30 days prior to the Revolving Loan Commitment Termination Date (or, if such day is not a Business Day, the next preceding Business Day).

“Secured Cash Management Agreement” means any Cash Management Agreement between any Loan Party and any of its Subsidiaries and any Cash Management Bank.

(v)        Section 2.4 D. of the Credit Agreement is hereby amended and modified by deleting the existing clause (iv) contained therein and inserting the following new clause (iv) in its place and stead:

“(iv)        fourth, to the payment of all other Obligations, including Obligations of Loan Parties under (a) any Lender Swap Agreements in excess of those described in subsection 2.4D(iii) above, and (b) any Secured Cash Management Agreements, in either case for the ratable benefit of the holders thereof (subject in all cases to the provisions of subsection 2.4C(ii) above); and”

(vi)        Section 3.1 A. of the Credit Agreement is hereby amended and modified by adding the following sentence at the end of Section 3.1 A.(iii) of the Credit Agreement:

“Notwithstanding the foregoing or any other term, condition, or provision of this Agreement to the contrary, the Issuing Lender shall be permitted to issue or renew Standby Letters of Credit with an expiry date which exceeds the L/C Expiration Date by a period of up to one year if either (x) the Borrower Cash Collateralizes said Standby Letter(s) of Credit, or (y) the Requisite Class Lenders for Lenders holding Revolving Loan Exposure shall have approved such issuance or renewal in writing.”

(vii)        Section 7.5 of the Credit Agreement is hereby amended and modified by deleting the existing reference contained in Section 7.5(ii)(b) of the Credit Agreement to a maximum Consolidated Leverage Ratio not to exceed “3.5 -to- 1.0” and inserting a new reference to a reduced maximum Consolidated Leverage Ratio not to exceed “3.25 -to- 1.0” in its place and stead.

(viii)        Section 7.6 B. of the Credit Agreement is hereby amended and modified by deleting the existing reference contained therein to a maximum permitted Consolidated Leverage Ratio of “4.0 -to- 1.0” and inserting a new reference to a reduced maximum permitted Consolidated Leverage Ratio of “3.25 -to- 1.0” in its place and stead.

(ix)        Section 10.6 of the Credit Agreement is hereby amended and modified by deleting the existing introductory provision of said Section 10.6 in its entirety and inserting the following new introductory provision in its place and stead:

“No amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents, and no consent to any departure by Company or Holdings therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders; provided that (I) the waiver of any condition set forth in Section 4.2 as to any Revolving Loans shall not require the written concurrence of the Requisite Lenders but shall, instead, require the written concurrence of the Requisite Class Lenders for Lenders holding Revolving Loan Exposure and (II) no such amendment, modification, termination, waiver or consent shall, without the consent of:”

(x)        The existing Schedule 2.2 of the Credit Agreement is hereby deleted in its entirety, and the new Schedule 2.2 which is attached to this Sixth Amendment as Exhibit “A” is hereby inserted in its place and stead.

(xi)        Any and all references in the Credit Agreement to “Ares” or to “Ares Corporate Opportunities Fund, L.P.” and its Affiliates, including, without limitation, the definition of “Ares”, the references to “Ares or its Affiliates” in the definition of “Change in Control”, and the references to Ares and its Affiliates as Eligible Assignees, are hereby deleted in their entirety and are, as of the date hereof, no longer of any force or effect.

4.        North Carolina Property No Longer Secures Revolving Credit Loan Facility. Notwithstanding any term, condition, or provision of the Credit Agreement, any Mortgage (including, without limitation, that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (North Carolina) dated June 15, 2007 and recorded on June 18, 2007 in Book 7819, Page 0069 in the Office of the Register of Deeds of Cumberland County, North Carolina (hereinafter referred to as the “North Carolina Deed of Trust”)), or any other Loan Document to the contrary, the parties hereto acknowledge and agree that that certain real property located at 800 Technology Drive, Fayetteville, North Carolina shall hereafter no longer secure the Borrower’s obligations under the Revolving Credit Loan Facility. It is expressly understood and agreed, however, that the foregoing shall not be deemed to amend, modify, reduce, or in any other way limit the terms of any Loan Document except as expressly set forth in this Paragraph 6, and the parties further acknowledge and agree that any “Obligations” (as such term is defined in the North Carolina Deed of Trust) other than those relating to the Revolving Credit Loan Facility shall continue to be secured by the North Carolina Deed of Trust in accordance with its terms.

5.        Amendments to all Loan Documents. Any and all references in any Loan Document to the Credit Agreement and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement or such other Loan Document, as amended and modified through this Sixth Amendment.

6.        Further Agreements and Representations. The Borrower and the Guarantors do hereby: (i) ratify, confirm and acknowledge that, as amended and modified by this Sixth Amendment, the Credit Agreement, the Notes, the Guaranty, the Security Agreement, and all other Loan Documents continue to be valid, binding and in full force and effect; (ii) acknowledge and agree that, as of the date hereof, none of the Borrower or any of the Guarantors has any defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Administrative Agent or any Lender or the enforcement of any of the terms of the Credit Agreement, the Guaranty, the Security Agreement, and/or any of the other Loan Documents; (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Guaranty, the Security Agreement, and the other Loan Documents are true, accurate and correct in all material respects as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty specifically relates to an earlier date or dates in which case such representation or warranty remains true, accurate and correct in all material respects on and as of such date or dates, and that none of the corporate governing documents of the Borrower or the Guarantors have been amended, modified, or supplemented in any manner prohibited by the Loan Documents since the date of the execution and delivery of the Credit Agreement; and (iv) represent and warrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Sixth Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.

7.        No Novation. It is the intention of the parties hereto that this Sixth Amendment shall not constitute a novation.

8.        Waiver, Release and Indemnification by the Borrower and the Guarantors. To induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the “Releasees”) from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Loan Facilities. The Borrower and the Guarantors each further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Administrative Agent or any Lender on account of any claims of third parties arising out of or relating to the Loan Facilities. The Borrower and the Guarantors each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

9.        Status of Parties. The relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of administrative agent and lenders, on the one hand, and borrower, on the other hand. Neither the Administrative Agent nor any of the Lenders has any fiduciary relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, or association between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, or in any way make the Administrative Agent or any Lender a co-principal with the Borrower. In no event shall the Administrative Agent’s or any Lender’s rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of the Borrower.

10.        Fees, Costs, Expenses and Expenditures. The Borrower shall pay the Administrative Agent’s and the Lenders’ reasonable costs and expenses in connection with this Sixth Amendment to the extent and in the manner provided in Section 10.2 of the Credit Agreement.

11.        No Waiver. Nothing contained in this Sixth Amendment constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and nothing contained herein constitutes a waiver or release by the Administrative Agent or any Lender of any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, as amended and modified hereby, at law or in equity.

12.        Inconsistencies. To the extent of any inconsistency between the terms, conditions, and provisions of this Sixth Amendment and the terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranty, the Security Agreement, and all other Loan Documents, the terms, conditions, and provisions of this Sixth Amendment shall govern and control. All terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranty, the Security Agreement, and all other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each party hereto.

13.        Binding Effect; Governing Law. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

14.        WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS SIXTH AMENDMENT HEREBY AGREES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SIXTH AMENDMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SIXTH AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 14.

15.        Headings. The headings of the Articles, Sections, paragraphs and clauses of this Sixth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Sixth Amendment.

16.        Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

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IN WITNESS WHEREOF, the Administrative Agent, the Lenders, the Borrower, and the Guarantors have duly executed and delivered this Sixth Amendment, all as of the day and year first written above.

BORROWER:

ATTEST:		MAIDENFORM, INC., a New York corporation

By:	/s/ Erica Finkelson	By:	/s/ Christopher Vieth
	Name: Erica Finkelson	Name: Christopher Vieth
	Title: Assistant General Counsel	Title: Chief Financial Officer

GUARANTORS:

ATTEST:	MAIDENFORM BRANDS, INC., a Delaware corporation
MAIDENFORM INTERNATIONAL, LTD., a New York corporation
MF RETAIL, INC., a Delaware corporation
ELIZABETH NEEDLE CRAFT, INC., a New York corporation
NICHOLAS NEEDLECRAFT, INC., a New York corporation
CRESCENT INDUSTRIES, INC., a New York corporation
MAIDENFORM (INDONESIA) LIMITED, a Delaware corporation
MAIDENFORM (BANGLADESH) LIMITED, a Delaware corporation

By:	/s/ Erica Finkelson	By:	/s/ Nanci Prado
	Name: Erica Finkelson	Name: Nanci Prado
	Title: Assistant General Counsel	Title: Secretary

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SIGNATURES CONTINUE ON THE NEXT PAGE]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Issuing Lender, and Swing Line Lender

By:	/s/ William T. Franey
William T. Franey
Senior Vice President

CAISSE DE DÉPÔT ET
PLACEMENT DU QUÉBEC, as a Lender

By:	/s/ Jean-Pierre Jetté
Name: Jean-Pierre Jetté
Title: Senior Portfolio Manager

By:	/s/ James B. McMullan
Name: James B. McMullan
Title: Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Gary W. Wessel
Name: Gary W. Wessel
Title: Senior Vice Preside

[END OF SIGNATURES]

EXHIBIT “a”

ATTACHED TO AND MADE A PART OF THAT CERTAIN SIXTH AMENDMENT AND MODIFICATION AGREEMENT EXECUTED BY AND AMONG MAIDENFORM, INC. ET AL, BANK OF AMERICA, N.A., CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, AND WELLS FARGO BANK, N.A., AS LENDERS, AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, DATED MARCH 28, 2012

Pricing Grid

Applicable Margins for the Revolving Credit Loan Facility

	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin	Commitment Fee	SBLC Fee/ Comm’l L/C Fee	Swing Line Loan Margin
1	< 0.50:1	100.0 bps	-125.0 bps	20.0 bps	100.0 bps	-15.0 bps
2	> 0.50 but < 1.00:1	125.0 bps	-100.0 bps	20.0 bps	125.0 bps	-15.0 bps
3	> 1.00 but < 1.50:1	137.5 bps	-87.5 bps	25.0 bps	137.5 bps	-17.5 bps
4	> 1.50 but < 2.00:1	150.0 bps	-75.0 bps	30.0 bps	150.0 bps	-20.0 bps
5	> 2.00 but < 2.50:1	175.0 bps	-37.5 bps	35.0 bps	175.0 bps	-10.0 bps
6	> 2.50 but < 3.25:1	200.0 bps	-25.0 bps	40.0 bps	200.0 bps	0.0 bps
	> 3.25:1	200.0 bps	-25.0 bps	40.0 bps	200.0 bps	40.0 bps

Applicable Margin for the Term Loan Facility

	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin
1	< 1.00:1	100.0 bps	0 bps
2	> 1.00 but < 1.50:1	112.5 bps	12.5 bps
3	> 1.50 but < 2.00:1	125.0 bps	25.0 bps
4	> 2.00 but < 2.50:1	137.5 bps	37.5 bps
5	> 2.50 but < 3.00:1	150.0 bps	50.0 bps
6	> 3.00	200.0 bps	100.0 bps

SCHEDULE “a”

ATTACHED TO AND MADE A PART OF THAT CERTAIN SIXTH AMENDMENT AND MODIFICATION AGREEMENT EXECUTED BY AND AMONG MAIDENFORM, INC. ET AL, BANK OF AMERICA, N.A., CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, AND WELLS FARGO BANK, N.A., AS LENDERS, AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, DATED MARCH 28, 2012

LETTERS OF CREDIT

LC No.	Beneficiary	Amount	Iss.	Exp. Cur
68020190	UTICA MUTUAL INSURAN	USD$375,000.00	8/16/07	2/16/13
68020194	THE TRAVELERS INDEMN	USD$150,000.00	8/16/07	12/31/12
68024565	BANK OF IRELAND	USD$150,000.00	4/17/08	4/15/12